UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 11, 2021
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
TransUnion (the “Company”) held its Annual Meeting of Stockholders on May 11, 2021 (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting:
1.    Election of six directors to serve a one-year term expiring at the 2022 Annual Meeting.
2.    Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
The final voting results for each of these proposals are detailed below. For additional information on these proposals, please see the Company’s 2021 Proxy Statement.
Proposal 1: Election of Directors
The following nominees were elected to the Board of Directors for a one-year term expiring at the 2022 Annual Meeting:

	FOR	AGAINST	BROKER NON-VOTES
William P. (Billy) Bosworth	167,676,962	118,591	4,886,558
Suzanne P. Clark	167,711,018	84,535	4,886,558
Kermit R. Crawford	167,690,327	105,226	4,886,558
Russell P. Fradin	164,999,856	2,795,697	4,886,558
Pamela A. Joseph	165,379,776	2,415,777	4,886,558
Thomas L. Monahan, III	165,483,772	2,311,781	4,886,558
The following directors, who were not up for reelection at the Annual Meeting, continue to serve as directors following the meeting: George M. Awad, Christopher A. Cartwright, Siddharth N. (Bobby) Mehta and Andrew Prozes.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved as follows:

FOR	AGAINST	ABSTAIN
172,050,646	341,085	290,380

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 17, 2021                            TRANSUNION
                                    By:     /s/ Todd M. Cello
                                    Name:    Todd M. Cello
                                    Title:    Executive Vice President,
Chief Financial Officer